UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2007

ENERJEX RESOURCES, INC.

(Name of small business issuer in its charter)

Nevada	000-30234	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7300 W. 110th, 7th Floor Overland Park, KS	66210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 693-4600

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2007, DD Energy, Inc. (“DD”), the Registrant’s recently formed wholly owned subsidiary, entered into a purchase and sale agreement (the “Agreement”) with an effective date of September 1, 2007, whereby DD acquired seven oil leases in eastern Kansas for $2.7 million. The seven leases are in Johnson, Anderson and Linn counties in eastern Kansas and currently produce approximately 50 barrels of oil equivalent per day (BOPD). In addition to the seven oil leases, DD acquired a 100% working interest and 1,500 gross acres of leaseholds.

A copy of the Agreement is attached hereto as Exhibit 10.32.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

The Registrant’s CEO intends to deliver a presentation this week and over the next several months to investors and the general public. The Registrant’s presentation will address its present and future business prospects. A copy of the presentation is attached hereto as Exhibit 99.1.

In addition, the Registrant has recently completed a corporate brochure, which is attached hereto as Exhibit 99.2.

The presentation and brochure contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of September 27, 2007. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements.

Cautionary Note to U.S. Investors – The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves as defined in Rule 4-10(a) of Regulation S-X. The presentation may contain certain terms such as probable reserves and possible reserves, which the SEC’s guidelines strictly prohibit the Registrant from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in the Registrant’s Form 10-KSB, File No. 000-30234, available from the Registrant at 7300 W. 110th, 7th Floor, Overland Park, Kansas 66210. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Section 8 – Other Events

Item 8.01 Other Events.

On September 26, 2007, a press release announced that the Registrant’s CEO was featured in an exclusive interview with www.wallst.net on September 28, 2007. A copy of the press release is attached hereto as Exhibit 99.3.

On September 27, 2007, the Registrant issued a press release announcing the DD Energy, Inc. acquisition of seven oil leases in Eastern Kansas for $2.7 million. A copy of the press release is attached hereto as Exhibit 99.4.

On October 1, 2007, the Registrant issued another press release reporting an update to operating activity completed by its wholly owned operating subsidiary Midwest Energy, Inc. through the period ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.5.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number	Description
10.32	Purchase and Sale Contract dated September 27, 2007
99.1	Investor Presentation
99.2	Brochure
99.3	Press Release dated September 26, 2007
99.4	Press Release dated September 27, 2007
99.5	Press Release dated October 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC.

By:/s/Steve Cochennet

Steve Cochennet, Chief Executive Officer

Date: October 1, 2007